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NABI BIOPHARMACEUTICALS
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                                                                   EXHIBIT 10.34


                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement is made and entered into this 25th day of November, 2002, between Nabi Biopharmaceuticals (the "Company") and Daniel Greenleaf (the "Indemnitee"), and is effective retroactively to the date of hire of the Indemnitee by Company.

PRELIMINARY STATEMENT

         The board of directors of the Company has determined that highly competent persons will be difficult to retain unless they are adequately protected against liabilities incurred in performance of their services on behalf of the Company, and the Company's By-laws authorize the Company to enter into and perform Indemnification Agreements for this purpose.

         Therefore, the board of directors has determined that it is in the best interests of the Company to attract and retain persons such as the Indemnitee by providing adequate protection against such liabilities by means of Indemnification Agreements with persons such as the Indemnitee.

         NOW, THEREFORE, in consideration of the promises and covenants contained herein and as an inducement to the Indemnitee to continue as an employee of the Company, the Company and the Indemnitee, intending to be legally bound, do hereby agree as follows:

                  1. The Indemnitee agrees to serve as an employee of the Company until the Indemnitee's resignation by written notice to the Company or the Indemnitee's removal, whichever occurs earliest.

                  2. The Company agrees to indemnify and hold harmless the Indemnitee, with respect to any action taken or omitted by the Indemnitee while serving as an employee of the Company, to the fullest extent permissible under applicable law, as such law may be amended or supplemented from time to time. The Indemnitee's indemnification rights shall include but not be limited to the rights contained in the following paragraphs, except to the extent expressly prohibited by applicable law.

                  3. The Company shall indemnify and hold harmless the Indemnitee from and against expenses (including attorneys' fees and disbursements), judgments, damages, fines (including any excise taxes assessed on a person with respect to an employee benefit plan) and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or contemplated action, suit or proceeding, or appeal thereof, whether civil, criminal or administrative, or in connection with any internal or external investigation (other than an action by or in the right of the Company) if the Indemnitee was or is a "party" (as used in this Agreement, "party" shall include the giving of testimony or similar involvement) or threatened to be made a party to such action, suit or proceeding by reason of the fact that the Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans); provided, however, that the
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         Indemnitee shall be entitled to such indemnification only if the
         Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, the Indemnitee had no reasonable cause to believe such conduct was unlawful. The term "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company."

                  4. The Company shall indemnify and hold harmless the Indemnitee from and against expenses (including attorneys' fees and disbursements), and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of any threatened, pending or completed action or suit, or appeal thereof, by or in the right of the Company to procure a judgment in its favor if the Indemnitee was or is a party or threatened to be a party to such action or suit by reason of the fact that the Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, however, that the Indemnitee shall be entitled to such indemnification only if the Indemnitee acted in good faith and in a manner reasonably believed by the Indemnitee to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable in the performance of such person's duty to the Company if and to the extent that the court in which such action or suit was brought shall determine that the Indemnitee is not entitled to such indemnification.

                  5. The Company currently has in force policies of Directors and Officers Liability Insurance (the "D&O Policy"). The Company shall not be liable under this Indemnification Agreement for any amount of any claim for which the Indemnitee has been paid under the D&O Policy or under any other valid insurance policies maintained in the future by the Company for Indemnitee's benefit. The Company shall not be required to maintain the D&O Policy presently in effect or to replace such policy if, in the judgment of the board of directors of the Company, the cost of such policy is not reasonable in relation to the coverage provided. If the Company so decides not to maintain the current D&O Policy or replace it with policies with similar coverage, the Company agrees, in addition to and not in limitation of the indemnification otherwise provided for by this Indemnification Agreement, to indemnify and hold harmless the Indemnitee to the extent of coverage which would have been provided by the D&O Policy to the fullest extent permissible under applicable law.

                  6. Expenses incurred by the Indemnitee in connection with any action, suit, proceeding, or appeal thereof, described in Paragraphs 3 and 4 above, shall be paid by the Company in advance of the final disposition of such action, suit or proceeding within twenty (20) days of receipt of an undertaking by the Indemnitee to repay such amount if it is ultimately determined by the board of directors, Independent Counsel (as defined below), the shareholders or a court, as provided in Paragraph 9 of this Indemnification Agreement, that the Indemnitee is not entitled to be indemnified by the Company or not entitled to full indemnification by the Company.

                  7. The Indemnitee's right to indemnification and advancement of expenses as set forth in this Indemnification Agreement shall not be exclusive of other rights the Indemnitee may have under applicable law,

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         other agreements between the Company and the Indemnitee, the
         Certificate of Incorporation or By-laws of the Company, by vote of disinterested directors of the Company or by vote of the shareholders of the Company.

                  8. The indemnification and advancement of expenses provided by, or granted pursuant to, this Indemnification Agreement shall continue after the Indemnitee has ceased to be an employee of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

                  9. Upon written request by the Indemnitee for indemnification under Paragraphs 3 and 4 above, a determination regarding the Indemnitee's entitlement to such indemnification shall be made by (1) the board of directors of the Company by a majority vote of a quorum consisting of directors who are not parties to the action, suit, settlement or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, a quorum consisting of disinterested directors so directs, by Independent Counsel, as defined below, in a written opinion, or (3) by the shareholders of the Company. "Independent Counsel" shall mean a law firm or member of a law firm that has not within the last five (5) years represented the Company or the Indemnitee in a matter material to either or in a matter material to any other party to the action, suit or proceeding giving rise to the Indemnitee's claim for indemnification under this Indemnification Agreement. Independent Counsel shall not include any member of a law firm who would have a conflict of interest under applicable standards of professional conduct in representing the Company or the Indemnitee in an action hereunder. Such Independent Counsel shall be chosen by the board of directors of the Company and approved by the Indemnitee. Upon failure of the board of directors to choose, or the Indemnitee to approve, Independent Counsel, Independent Counsel shall be selected by the Chancellor of the State of Delaware or by an appointee of the Chancellor. Determination of entitlement to indemnification shall be made within thirty (30) days of receipt by the Company of a written request for indemnification by the Indemnitee. The Indemnitee's request to the Company shall be accompanied by any documentation reasonably available to the Indemnitee relating to the Indemnitee's entitlement to be indemnified. All reasonable expenses (including attorneys' fees and disbursements) relating to the Indemnitee's request for indemnification under this Indemnification Agreement shall be paid by the Company regardless of the outcome of the determination as to the Indemnitee's entitlement to indemnification. If such determination is unfavorable to the Indemnitee or if the Indemnitee has made no request for indemnification hereunder or no determination is otherwise made, the Indemnitee may within two (2) years after such determination, or, if no determination has been made, within two (2) years after the Indemnitee has incurred the expense or otherwise made a payment for which the Indemnitee seeks indemnification, petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the terms of this Indemnification Agreement or otherwise. The Indemnitee shall not be prejudiced in such judicial proceeding by a prior determination that the Indemnitee is not entitled to indemnification. The Company shall be precluded from asserting in such judicial proceeding that it is not bound by the provisions of this Indemnification Agreement. The Company shall pay all expenses (including attorneys' fees and disbursements incurred or at trial or on one or more appeals) actually and reasonably incurred by the Indemnitee in connection with such judicial determination.

                  10. If any action, suit or proceeding described in Paragraphs 3 and 4 above shall be terminated by judgment, order, settlement or conviction or upon a plea of NOLO CONTENDERE or its equivalent, no presumption shall be created that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any

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         criminal action or proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful.

                  11. In each request made by Indemnitee for indemnity or advancement of expenses under this Indemnification Agreement, the Indemnitee shall be presumed to have satisfied the required standard of conduct and any and all other conditions precedent to such indemnity and/or advancement, unless and until the contrary is established.

                  12. Notwithstanding any other provision of the Indemnification Agreement, the Company shall not be liable to indemnify the Indemnitee under this Indemnification Agreement in connection with any claim against Indemnitee:

                           (a) for which the Indemnitee is indemnified by the
                  Company other than under this Indemnification Agreement;

                           (b) if a court of competent jurisdiction has rendered
                  a final decision that indemnification relating to the claim would be unlawful;

                           (c) if pursuant to Section 16(b) of the Securities
                  Exchange Act of 1934, as amended, or similar provisions of any state or federal statutory law, the claim is for an accounting of profits made from the purchase and sale by the Indemnitee of securities of the Company;

                           (d) if a final decision by a court of competent
                  jurisdiction shall adjudge the Indemnitee's conduct to have been knowingly fraudulent or deliberately dishonest and to be material to the claim adjudicated by the court; or

                           (e) if the claim was based upon the Indemnitee's
                  deriving an unlawful personal benefit and a court of competent jurisdiction adjudges that such benefit was unlawful in a final decision.

                  13. If any provision of this Indemnification Agreement or the application thereof to any particular facts or circumstances shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (including portions of any paragraph of this Indemnification Agreement containing an invalid, illegal or unenforceable provision) and the application thereof to facts or circumstances other than those as to which it is held invalid, illegal, or unenforceable shall not be impaired or affected thereby. This Indemnification Agreement shall be construed to be valid and enforceable to the full extent allowed by law, and any invalid, illegal or unenforceable provision of this Indemnification Agreement shall be modified as necessary to comply with all applicable laws.

                  14. This Indemnification Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  15. This Indemnification Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and wholly performed in such state.

                  16. All notices or other communication hereunder shall be in writing and shall be deemed to be effective and to have been duly given if delivered by certified mail postage prepaid, return receipt requested, to the respective parties, as follows:


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                  If to the Company:

                           Nabi Biopharmaceuticals
                           5800 Park of Commerce Boulevard, N.W.
                           Boca Raton, FL 33487
                           Attention: President & COO

                  If to Indemnitee:

                           Daniel Greenleaf
                           Basking Ridge, NJ 07920

         or to such other address as a party may have furnished to the other in writing in accordance with this paragraph, except that notices of change of address shall only be effective upon receipt.

                  17. This Indemnification Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of (and be enforceable against the Company by) the Indemnitee and the Indemnitee's heirs, executors and administrators.

                  18. No amendment of this Indemnification Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any provision of this Indemnification Agreement shall constitute a waiver of any other provision hereof.

                  19. The Indemnitee shall notify the Company in writing within thirty days after being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter concerning which the Indemnitee may be entitled to indemnification hereunder, but the failure to give such notice shall not affect the Company's obligation to indemnify the Indemnitee to the extent provided for herein or otherwise.


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IN WITNESS WHEREOF, the parties hereto have caused this Indemnification
Agreement to be duly executed and signed as of the day and year first above written.

Nabi Biopharmaceuticals:                Indemnitee



By:    /s/ Thomas H. McLain             By:   /s/ Daniel Greenleaf
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Name: Thomas H. McLain                  Name: Daniel Greenleaf
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Title: President & COO                  Title: Senior Vice President, Operations
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Date:  November 25, 2002                Date: December 03, 2002
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